UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2021
PAYCOR HCM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, OH		45212
(Address of principal executive offices)		(Zip Code)
(800) 381-0053
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 2.02 Results of Operations and Financial Condition.

On August 31, 2021, Paycor HCM, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

The Company makes references to non-GAAP financial measures in the attached press release. A description of the non-GAAP financial measures and a reconciliation of the non-GAAP financial measures to the most closely comparable GAAP financial measures are contained in the attached press release.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release Dated August 31, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

August 31, 2021	By:	/s/ ALICE GEENE
Name: Alice Geene
Title: Chief Legal Officer and Secretary

3

Exhibit 99.1

Paycor HCM, Inc. Announces Fourth Quarter and Fiscal Year 2021 Financial Results

•Q4 Recurring and Other Revenue of $87.6 million, an increase of 21% year-over-year

•Q4 Total Revenue of $88.0 million, an increase of 20% year-over-year

•Q4 Total Bookings of $31.2 million, an increase of 79% year-over-year

•FY21 Recurring and Other Revenue of $351.0 million, an increase of 10% year-over-year

•FY21 Total Revenue of $352.8 million, an increase of 8% year-over-year

•FY21 Total Bookings of $115.1 million, an increase of 43% year-over-year

CINCINNATI, OH, August 31, 2021 – Paycor HCM, Inc. (NASDAQ: PYCR) (“Paycor HCM,” “Paycor” or the “Company”) today announced its financial results for its fourth quarter and fiscal year 2021, which ended June 30, 2021.

“Paycor finished fiscal year 2021 with terrific momentum across our business, highlighted by 21% growth in recurring and other revenue in the fourth quarter of fiscal 2021, and bolstered by record bookings performance for the year,” said Raul Villar, Chief Executive Officer of Paycor HCM. “Our focus on empowering business leaders to produce actionable, real-time insights that help to optimize talent management and employee engagement is resonating with customers and driving strong adoption of our platform.”

Villar continued, “The success of our recent IPO was an important milestone for Paycor. We are well positioned to continue investing in our suite of HCM solutions and expanding our sales coverage. We are in the early stages of a multi-billion dollar market opportunity and are confident in Paycor’s ability to deliver high levels of profitable growth for the foreseeable future.”

Fourth Quarter Fiscal Year 2021 Financial Highlights

•Total revenue was $88.0 million for the fourth quarter of fiscal 2021, compared to $73.4 million for the fourth quarter of fiscal 2020.

•Operating loss was $32.3 million for the fourth quarter of fiscal 2021, compared to $29.9 million for the fourth quarter of fiscal 2020.

•Adjusted operating income* was $0.2 million for the fourth quarter of fiscal 2021, compared to $11.4 million for the fourth quarter of fiscal 2020.

•Net loss attributable to Paycor HCM was $32.8 million for the fourth quarter of fiscal 2021, compared to $25.3 million for the fourth quarter of fiscal 2020.

•Adjusted net income attributable to Paycor HCM* was $0.1 million for the fourth quarter of fiscal 2021, compared to $11.2 million for the fourth quarter of fiscal 2020.

Fiscal Year 2021 Financial Highlights

•Total revenue was $352.8 million for fiscal year 2021, compared to $327.9 million for fiscal year 2020.

•Operating loss was $89.3 million for fiscal year 2021, compared to $94.7 million for fiscal year 2020.

•Adjusted operating income* was $48.0 million for fiscal year 2021, compared to $46.3 million for fiscal year 2020.

•Net loss attributable to Paycor HCM was $96.9 million for fiscal year 2021, compared to $90.2 million for fiscal year 2020.

•Adjusted net income attributable to Paycor HCM* was $33.5 million for fiscal year 2021, compared to $35.1 million for fiscal year 2020.

*Adjusted operating income and adjusted net income attributable to Paycor HCM are non-GAAP financial measures. Please see the discussion below under the heading "Non-GAAP Financial Measures" and the reconciliations at the end of this press release for information concerning these and other non-GAAP financial measures.

Fourth Quarter and Recent Business Highlights

•In July 2021, the Company completed its initial public offering. Paycor sold 21.3 million shares of its common stock, inclusive of the underwriters’ exercise of 2.8 million shares of its overallotment option, at a price of $23.00 per share, for total net proceeds of $458.7 million. The Company used a portion of the net proceeds to redeem the Series A Redeemable Preferred Stock noncontrolling interest for approximately $260.0 million as well as repay all outstanding borrowings under our revolving credit facility. Additional proceeds will be used to fuel the Company’s mission of empowering leaders to build winning teams.

•As of June 30, 2021, Paycor had over 28,000 total customers and more than 2.0 million customer employees.

•For fiscal year 2021, we partnered with more than 1,300 brokers across the country, growing our total broker bookings by more than 100% compared to fiscal year 2020 and representing 40% of our total bookings.

•In April 2021, Paycor launched the Recognition feature as part of the HR product offering, allowing leaders and peers to recognize the efforts of their teams directly through the platform. This feature provides leaders with another method of motivating and engaging their teams.

Business Outlook

Based on information as of today, August 31, 2021, the Company is issuing the following financial guidance:
Quarter Ending September 30, 2021:

•Total revenue in the range of $89.0 million to $90.0 million.

•Adjusted operating income* in the range of $1.0 million to $1.5 million.

Fiscal Year Ending June 30, 2022:

•Total revenue in the range of $396.0 million to $400.0 million.

•Adjusted operating income* in the range of $30.0 million to $32.0 million.

*We are unable to reconcile forward-looking adjusted operating income to forward-looking loss from operations, the most closely comparable GAAP financial measure because the information needed to provide a complete reconciliation is unavailable at this time without unreasonable effort.

Conference Call Information

Paycor will host a conference call today, August 31, 2021, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial 877-407-4018 (domestic) or 201-689-8471 (international). The conference ID number is 13722470. A live webcast of this conference call will be available on the “Investor Relations” page (https://investors.paycor.com/) and a replay will be archived on the website as well.

About Paycor HCM, Inc.

Paycor creates Human Capital Management (HCM) software for leaders who want to make a difference. Our HCM platform modernizes every aspect of people management, from the way you recruit, onboard and develop people, to the way you pay and retain them. But what really sets us apart is our focus on business leaders. For 30 years, we’ve been listening to and partnering with leaders, so we know what they need: HR technology that saves time, powerful analytics that provide actionable insights and dedicated support from HR experts. That’s why more than 28,000 customers representing over 40,000 medium & small businesses trust Paycor to help them solve problems and achieve their goals.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding our future results of operations and financial position, our business outlook, our business strategy and plans, our objectives for future operations, and any statements of a general economic or industry specific nature, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” “outlook,” “potential,”

“targets,” “contemplates,” or the negative or plural of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our prospectus, dated July 20, 2021, filed in connection with our initial public offering, as well as in our other filings with the Securities and Exchange Commission. We believe that these risks include, but are not limited to: our ability to manage our growth effectively; the expansion and retention of our direct sales force with qualified and productive persons and the related effects on the growth of our business; the impact on customer expansion and retention if implementation, user experience, customer service, or performance relating to our solutions is not satisfactory; our ability to innovate and deliver high-quality, technologically advanced products and services; our relationships with third parties; the proper operation of our software; future acquisitions of other companies’ businesses, technologies, or customer portfolios; the impact of COVID-19 on our business; and those risks described in our prospectus, dated July 20, 2021, filed in connection with our initial public offering, as well as in our our other filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future developments or otherwise, or to conform these statements to actual results or revised expectations, except as may be required by law.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures in this press release and on the related teleconference call: adjusted gross profit, adjusted gross profit margin, adjusted operating income, adjusted operating income margin, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted research and development expense and adjusted net income attributable to Paycor HCM, Inc. Management believes these non-GAAP measures are useful in evaluating our core operating performance and trends to prepare and approve our annual budget, and to develop short-term and long-term operating plans. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. We define (i) adjusted gross profit as gross profit before amortization of intangible assets, stock-based compensation expenses, and certain corporate expenses, in each case that are included in costs of recurring revenues, (ii) adjusted gross profit margin as adjusted gross profit divided by total revenues, (iii) adjusted operating income as loss from operations before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, such as costs related to acquisitions, including the Apax acquisition, (iv) adjusted operating income margin as adjusted operating income divided by total revenues, (v) adjusted sales and marketing expense as sales and marketing expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses, (vi) adjusted general and administrative expense as general and administrative expenses before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, (vii) adjusted research and development expense as research and development expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses and (viii) adjusted net income attributable to Paycor HCM, Inc. as net loss attributable to Paycor HCM, Inc. before the accretion of redeemable noncontrolling interests, amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, gain or loss on the extinguishment of debt, and other certain corporate expenses, such as costs related to acquisitions, including the Apax acquisition.

The non-GAAP financial measures presented in this press release and discussed on the related teleconference call are not measures of financial performance under GAAP and should not be considered a substitute for gross profit, gross margin, operating income, operating income margin, sales and marketing expense, general and administrative expense, research and development expense and net income attributable to Paycor HCM, Inc. Non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. The non-GAAP financial measures that we present may not be comparable to similarly titled measures used by other companies. A reconciliation is provided below under “Reconciliations of Non-GAAP Measures to GAAP Measures,” for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Investor Contact:
Brian Denyeau
ICR, LLC
646-277-1251
IR@paycor.com

Media Contact:
Katy Bunn
513-338-2398
PR@paycor.com

Paycor HCM, Inc. and Subsidiaries
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts)

	June 30, 2021	June 30, 2020
Assets
Current assets:
Cash and cash equivalents	$2,634	$828
Restricted cash and short-term investments	—	12,017
Accounts receivable, net	16,472	10,019
Deferred contract costs	24,503	14,015
Prepaid expenses	6,586	4,928
Other current assets	1,516	3,819
Current assets before funds held for clients	51,711	45,626
Funds held for clients	670,315	614,115
Total current assets	722,026	659,741
Property and equipment, net	41,080	44,011
Goodwill	750,802	733,801
Intangible assets, net	355,323	462,527
Capitalized software, net	31,310	23,106
Long-term deferred contract costs	90,880	57,907
Other long-term assets	19,532	26,690
Total assets	$2,010,953	$2,007,783
Liabilities, Redeemable Noncontrolling Interest and Stockholder’s Equity
Current liabilities:
Accounts payable	$11,978	$12,029
Accrued expenses and other current liabilities	15,782	10,296
Accrued payroll and payroll related expenses	32,305	16,215
Liability incentive awards	—	11,842
Deferred revenue	11,948	10,223
Revolving line-of-credit	—	5,001
Current portion of long-term debt	—	849
Current liabilities before client fund obligations	72,013	66,455
Client fund obligations	669,960	613,151
Total current liabilities	741,973	679,606
Deferred income taxes	76,138	104,770
Other long-term liabilities	16,680	18,162
Long-term debt, net	49,100	18,585
Total liabilities	883,891	821,123
Commitments and contingencies
Redeemable noncontrolling interest	248,423	233,335
Stockholder’s equity:
Common stock $0.001 par value per share, 500,000,000 shares authorized, 141,097,740 shares outstanding at June 30, 2021 and 151,718,000 outstanding at June 30, 2020, respectively	141	152
Treasury stock, at cost, 10,620,260 and 0 shares at June 30, 2021 and June 30, 2020, respectively	(245,074)	—
Preferred stock, $0.001 par value, 10,000 shares authorized, 7,715 and 0 shares outstanding at June 30, 2021 and June 30, 2020, respectively	262,772	—
Additional paid in capital	1,133,399	1,129,216
Accumulated deficit	(275,751)	(178,813)
Accumulated other comprehensive income	3,152	2,770
Total stockholder’s equity	878,639	953,325
Total liabilities, redeemable noncontrolling interest and stockholder’s equity	$2,010,953	$2,007,783

 Paycor HCM, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except share amounts)

	Three Months Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenues:
Recurring and other revenue	$87,584	$72,263	$350,956	$317,620
Interest income on funds held for clients	429	1,097	1,821	10,289
Total revenues	88,013	73,360	352,777	327,909
Cost of revenues	41,981	34,182	154,487	139,683
Gross profit	46,032	39,178	198,290	188,226
Operating expenses:
Sales and marketing	30,259	25,028	106,123	99,998
General and administrative	38,566	34,107	145,480	137,071
Research and development	9,513	9,948	36,020	45,866
Total operating expenses	78,338	69,083	287,623	282,935
Loss from operations	(32,306)	(29,905)	(89,333)	(94,709)
Other (expense) income:
Interest expense	(694)	(377)	(2,541)	(1,780)
Other	(1,740)	2,566	(1,420)	9,004
Loss before benefit for income taxes	(34,740)	(27,716)	(93,294)	(87,485)
Income tax benefit	(8,468)	(7,563)	(20,812)	(20,182)
Net loss	(26,272)	(20,153)	(72,482)	(67,303)
Less: Accretion of redeemable noncontrolling interests	6,538	5,109	24,438	22,890
Net loss attributable to Paycor HCM, Inc.	$(32,810)	$(25,262)	$(96,920)	$(90,193)
Basic and diluted net loss attributable to Paycor HCM, Inc. per share	$(0.23)	$(0.17)	$(0.66)	$(0.59)
Weighted-average common shares outstanding:
Basic and diluted	141,097,740	151,718,000	146,364,225	151,718,000

 Paycor HCM, Inc. and Subsidiaries
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Year Ended
	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net loss	$(72,482)	$(67,303)
Adjustments to reconcile net loss to net cash provided / (used) by operating activities:
Depreciation	6,947	5,462
Amortization of intangible assets and software	139,354	127,755
Amortization of deferred contract costs	19,501	10,206
Stock-based compensation expense	4,172	4,906
Amortization of debt acquisition costs	637	620
Deferred tax benefit	(21,022)	(20,181)
Bad debt expense	1,791	1,812
Gain on sale of investments	(127)	(2,513)
Gain on foreign currency exchange	(755)	—
Loss (gain) on extinguishment of debt	1,806	(6,240)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(7,731)	(2,584)
Prepaid expenses and other current assets	962	1,238
Other long-term assets	(1,726)	(240)
Accounts payable	(244)	(1,407)
Accrued liabilities	5,430	(13,973)
Deferred revenue	(1,350)	5,500
Other long-term liabilities	(1,428)	8,808
Deferred contract costs	(62,962)	(51,778)
Net cash provided by operating activities	10,773	88
Cash flows from investing activities:
Purchases of client funds available-for-sale securities	(237,054)	(571,385)
Proceeds from sale and maturities of client funds available-for-sale securities	235,768	722,588
Purchase of property and equipment	(3,335)	(7,833)
Acquisition of intangible assets	(9,252)	(2,995)
Acquisition of Paltech Solutions, Inc., net of cash acquired	(16,740)	—
Internally developed software costs	(21,968)	(18,846)
Net cash (used) / provided by investing activities	(52,581)	121,529
Cash flows from financing activities:
Net change in cash and cash equivalents held to satisfy client funds obligations	25,983	(29,803)
Capital contribution to Apax Transaction	—	(63)
Payment of contingent consideration	(3,000)	—
Proceeds from promissory note with related party	64,989	—
Repayment of promissory note with related party	(64,989)	—
Proceeds from line-of-credit	107,020	114,127
Repayments of line-of-credit	(62,921)	(109,126)
Proceeds from debt	25,000	20,000
Repayments of debt	(44,517)	(15,886)
Proceeds from issuance of preferred stock, net	262,772	—
Purchase of treasury stock at cost	(245,074)	—
Dividends paid to noncontrolling interests	(9,350)	—
Other financing activities	(597)	(129)
Net cash provided / (used) by financing activities	55,316	(20,880)
Impact of foreign exchange on cash and cash equivalents	44	—
Net change in cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	13,552	100,737
Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, beginning of year	546,448	445,711
Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, end of year	$560,000	$546,448
Supplemental disclosure of non-cash investing, financing and other cash flow information:
Capital expenditures in accounts payable	$129	$1,032
Cash paid during the year for interest	$1,347	$823

Reconciliation of cash, cash equivalents, restricted cash and short-term investments, and funds held for clients to the Consolidated Balance Sheets
Cash and cash equivalents	$2,634	$828
Restricted cash and short-term investments	—	12,017
Funds held for clients	557,366	533,603
Total cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	$560,000	$546,448

Reconciliations of Non-GAAP Measures to GAAP Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin (Unaudited)

	Three Months Ended		Year Ended
(in thousands)	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Gross Profit*	$46,032	$39,178	$198,290	$188,226
Gross Profit Margin	52.3%	53.4%	56.2%	57.4%
Amortization expense**	11,567	11,336	46,636	43,493
Corporate adjustments***	—	774	—	1,658
Adjusted Gross Profit*	$57,599	$51,288	$244,926	$233,377
Adjusted Gross Profit Margin	65.4%	69.9%	69.4%	71.2%

*Gross Profit and Adjusted Gross Profit are burdened by depreciation expense of $0.7 million and $0.7 million for the three months ended June 30, 2021 and 2020, respectively, and $2.6 million and $2.5 million for the fiscal years ended June 30, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of capitalized software of $4.2 million and $2.3 million for the three months ended June 30, 2021 and 2020, respectively, and $13.8 million and $6.9 million for the fiscal years ended June 30, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of deferred contract costs of $3.2 million and $1.9 million for the three months ended June 30, 2021 and 2020, respectively, and $10.6 million and $5.7 million for the fiscal years ended June 30, 2021 and 2020, respectively.
**Amortization expense includes amortization of stock-based compensation expense and intangible assets.
***Corporate adjustments for the three months ended June 30, 2020 relate primarily to costs associated with implementing certain expense saving initiatives as a result of the COVID-19 pandemic. Corporate adjustments for the fiscal year ended June 30, 2020 primarily related to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.7 million and $0.9 million of costs related to implementing certain expense saving initiatives as a result of the COVID-19 pandemic.

Adjusted Operating Income (Unaudited)

	Three Months Ended		Year Ended
(in thousands)	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Loss from Operations	$(32,306)	$(29,905)	$(89,333)	$(94,709)
Operating Margin	(36.7)%	(40.8)%	(25.3)%	(28.9)%
Amortization expense*	30,899	35,197	129,762	125,768
Liability incentive award compensation expense	(257)	266	(189)	3,055
Corporate adjustments**	1,883	5,805	7,747	12,149
Adjusted Operating Income	$219	$11,363	$47,987	$46,263
Adjusted Operating Income Margin	0.2%	15.5%	13.6%	14.1%

*Amortization expense includes amortization of stock-based compensation and intangible assets.
**Corporate adjustments for the three months ended June 30, 2021 relate to certain costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $1.2 million, costs related to implementing certain saving and other initiatives as a result of the COVID-19 pandemic totaling $0.5 million, and transaction expenses and costs associated with the 7Geese acquisition and other acquisitions totaling $0.2 million. Corporate adjustments for the three months ended June 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $1.7 million, costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.5 million, transaction expenses and costs associated with acquisitions totaling $0.2 million, and costs related to implementing certain saving initiatives as a result of the COVID-19 pandemic totaling $3.4 million. Corporate adjustments for the fiscal years ended June 30, 2021 and 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $1.0 million and $6.0 million, respectively, as well as costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $5.5 million and $2.2 million, respectively, transaction expenses and costs associated with the 7Geese acquisition and other acquisitions totaling $0.7 million and $0.5 million, respectively, and costs related to implementing certain expense saving and other initiatives related to the COVID-19 pandemic totaling $0.5 million and $3.4 million, respectively.

Adjusted Operating Expenses (Unaudited)

	Three Months Ended		Year Ended
(in thousands)	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Sales and Marketing expense	$30,259	$25,028	$106,123	$99,998
Amortization expense*	378	(1,666)	(1,359)	(1,666)
Liability incentive award compensation expense	90	—	90	—
Corporate adjustments**	(522)	(1,247)	(1,120)	(2,528)
Adjusted Sales and Marketing expense	$30,205	$22,115	$103,734	$95,804
General and Administrative expense	$38,566	$34,107	$145,480	$137,071
Amortization expense*	(19,718)	(21,426)	(81,661)	(79,840)
Liability incentive award compensation expense	112	(266)	44	(3,055)
Corporate adjustments***	(1,311)	(2,628)	(6,515)	(6,499)
Adjusted General and Administrative expense	$17,649	$9,787	$57,348	$47,677
Research and Development expense	$9,513	$9,948	$36,020	$45,866
Amortization expense*	24	(769)	(90)	(769)
Liability incentive award compensation expense	39	—	39	—
Corporate adjustments****	(50)	(1,156)	(112)	(1,464)
Adjusted Research and Development expense	$9,526	$8,023	$35,857	$43,633

*Amortization expense includes amortization of stock-based compensation and intangible assets.
**Corporate adjustments for the three months ended June 30, 2021 and 2020 primarily relate to costs associated with implementing certain expense saving and other initiatives related to the COVID-19 pandemic totaling $0.5 million and $0.7 million. Corporate adjustments for the three months ended June 30, 2020 also include costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.5 million. Corporate adjustments for the fiscal year ended June 30, 2021 and 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.6 million and $1.8 million, respectively, as well as costs related to implementing certain expense saving and other initiatives as a result of the COVID-19 pandemic totaling $0.5 million and $0.7 million, respectively.
***Corporate adjustments for the three months ended June 30, 2021 and 2020 relate to certain costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs, of $1.2 million and $0.4 million, respectively. Corporate adjustments for the three months ended June 30, 2021 also include costs associated with the 7Geese acquisition totaling $0.1 million. Corporate adjustments for the three months ended June 30, 2020 also include costs related to the transition of the new executive leadership team and closure of a standalone facility of $1.3 million and costs related to implementing certain expense saving initiatives as a result of the COVID-19 pandemic totaling $0.9 million. Corporate adjustments for the fiscal years ended June 30, 2021 and 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.4 million and $3.3 million, respectively, as well as costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs, of $5.5 million and $2.0 million, respectively, and transaction expenses and costs associated with the 7Geese acquisition and other acquisitions totaling $0.6 million and $0.3 million, respectively. Corporate adjustments for the fiscal year ended June 30, 2020 also include costs related to implementing certain expense saving initiatives as a result of the COVID-19 pandemic totaling $0.9 million.
****Corporate adjustments for the three months ended June 30, 2021 and 2020 relate to costs associated with the 7Geese acquisition and other acquisitions of $0.1 million and $0.2 million, respectfully. Corporate adjustments for the three months ended June 30, 2020 also include costs related to implementing certain expense saving initiatives as a result of the COVID-19 pandemic totaling $1.0 million. Corporate adjustments for the fiscal years ended June 30, 2021 and 2020 relate to costs associated with the 7Geese acquisition and other acquisitions of $0.1 million and $0.2 million, respectively. Corporate adjustments for the fiscal year ended June 30, 2020 also relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.3 million and costs related to implementing certain expense saving initiatives as a result of the COVID-19 pandemic totaling $1.0 million.

Adjusted Net Income Attributable to Paycor HCM, Inc. (Unaudited)

	Three Months Ended		Year Ended
(in thousands)	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net loss attributable to Paycor HCM, Inc.	$(32,810)	$(25,262)	$(96,920)	$(90,193)
Accretion of redeemable noncontrolling interests	6,538	5,109	24,438	22,890
Loss (gain) on extinguishment of debt	2,195	—	2,195	(6,240)
Amortization expense*	30,899	35,197	129,762	125,768
Liability incentive award compensation expense	(257)	266	(189)	3,055
Corporate adjustments**	1,883	5,805	7,747	12,149
Income tax effect on adjustments***	(8,333)	(9,905)	(33,484)	(32,336)
Adjusted Net Income Attributable to Paycor HCM, Inc.	$115	$11,210	$33,549	$35,093

*Amortization expense includes amortization of stock-based compensation and intangible assets.
**Corporate adjustments for the three months ended June 30, 2021 relate to certain costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $1.2 million, costs related to implementing certain saving and other initiatives as a result of the COVID-19 pandemic totaling $0.5 million, and transaction expenses and costs associated with the 7Geese acquisition and other acquisitions totaling $0.2 million. Corporate adjustments for the three months ended June 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $1.7 million, costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.5 million, transaction expenses and costs associated with acquisitions totaling $0.2 million, and costs related to implementing certain saving initiatives as a result of the COVID-19 pandemic totaling $3.4 million. Corporate adjustments for the fiscal years ended June 30, 2021 and 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $1.0 million and $6.0 million, respectively, as well as costs associated with our efforts to become a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $5.5 million and $2.2 million, respectively, transaction expenses and costs associated with the 7Geese acquisition and other acquisitions totaling $0.7 million and $0.5 million, respectively, and costs related to implementing certain expense saving and other initiatives related to the COVID-19 pandemic totaling $0.5 million and $3.4 million, respectively.
***All of the adjustments, except for the accretion of redeemable noncontrolling interests, are adjusted for the effect of income taxes using a 24% statutory tax rate for the periods presented.